SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 15, 2005

Commission

Registrant; State of Incorporation;

       I.R.S. Employer

File Number      Address; and Telephone Number

       Identification No.

   -----------               -----------------------------------

        --------------------

1-5324

NORTHEAST UTILITIES

04-2147929

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(a Massachusetts voluntary association)

One Federal Street

Building 111-4

Springfield, Massachusetts 01105

Telephone:  (413) 785-5871

0-00404

THE CONNECTICUT LIGHT AND POWER COMPANY

06-0303850

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(a Connecticut corporation)

107 Selden Street

Berlin, Connecticut             06037-1616

            Telephone:  (860) 665-5000

1-6392

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

02-0181050

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(a New Hampshire corporation)

Energy Park

780 North Commercial Street

Manchester, New Hampshire       03101-1134

Telephone:  (603) 669-4000

0-7624

WESTERN MASSACHUSETTS ELECTRIC COMPANY

04-1961130

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(a Massachusetts corporation)

One Federal Street

Building 111-4

Springfield, Massachusetts 01105

Telephone:  (413) 785-5871

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 7   -

Regulation FD

Item 7.01

Regulation FD Disclosure

On June 15, 2005, NU made a slideshow presentation at Deutsche Bank’s Electric Power Conference in New York, New York.  The slides are attached hereto as Exhibit 99, incorporated in this Item 7 by reference thereto, and are furnished pursuant to Regulation FD.

The information contained in this report on Form 8-K, including Exhibit 99, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Northeast Utilities, The Connecticut Light and Power Company, Public Service Company of New Hampshire or Western Massachusetts Electric Company under the Securities Act of 1933, as amended, unless specified otherwise.

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

Exhibit	Description
Exhibit 99	Northeast Utilities slide presentation before Deutsche Bank’s Electric Power Conference dated June 15, 2005.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES THE CONNECTICUT LIGHT AND POWER COMPANY PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE WESTERN MASSACHUSETTS ELECTRIC COMPANY (Registrants)
By: /s/ Randy A. Shoop Name: Randy A. Shoop Title: Vice President and Treasurer

Date:  June  15, 2005